Acquisition of First Southern Bancorp, Inc. January 29, 2014 Exhibit 99.2

Disclosure Statement
This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc.
(CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL's most recent
Form 10-Q and Form 10-K filed with the Securities Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.

Transaction Rationale
Strategic
Rationale
•
Leverages CenterState’s current in-market leadership and infrastructure
•
Moves CenterState to the #2 Florida-based bank by deposit market share in the Orlando MSA
•
Natural extension of Gulfstream acquisition along Florida’s East coast
•
Attractive high-growth and wealthy markets
•
Immediate tangible book value accretion
•
Significant EPS accretion
•
High teens internal rate of return
•
Accelerates profitability/efficiency metrics
•
Strong pro forma capital ratios
Low Risk
Profile
•
Predominantly in-market transaction with current market leadership in place
•
Thorough due diligence (82% of loans and 100% of OREO)
•
First Southern’s loss share agreements transfer
•
CenterState is an experienced acquiror with an experienced credit review team
Attractive
Financial
Returns

Jacksonville
Orlando
Tampa
West Palm Beach
Ft. Lauderdale

CenterState BANKS, INC.

First Southern Bancorp

Overview of Pro Forma Franchise
(1) Based on financial data as of December 31, 2013 excluding purchase accounting adjustments;
previously announced branch closings are excluded
(2) Based on financial data as of November 30, 2013
Source: CSFL Management, FSOF Management
Offices: 69
Assets: $4.0 billion
Deposits: $3.4 billion
Loans: $2.5 billion
Branch overlap consolidation
•
Merging 6 branches
•
Closing 4 branches
•
Represents 12% of FSOF DDA
(2)
Significant Orlando and Jacksonville
MSA market share
South Florida extension
Pro Forma Highlights
(1)
CSFL Branches
CSFL & FSOF Branches
FSOF Branches

Strengthens Presence in Key Markets
Florida June '13
Total Market
Deposits Share
Rank Institutions ($mm) (%)
1 EverBank Financial 13,743 3.19
2 BankUnited Inc. 8,754 2.03
3 Bond Street Holdings Inc. 3,594 0.83
Pro Forma 3,328 0.77
4 Ocean Bankshares Inc. 2,956 0.69
5 CenterState Banks 2,464 0.57
6 Capital City Bank Group Inc. 1,757 0.41
7 Seacoast Banking Corp. of FL 1,741 0.40
8 Capital Bank Finl Corp 1,680 0.39
9 1st United Bancorp Inc. 1,485 0.34
10 Stonegate Bank 1,404 0.33
21 First Southern Bancorp Inc. 864 0.20
Totals 431,204 100.00
Orlando MSA June '13
Total Market
Deposits Share
Rank Institutions ($mm) (%)
1 Old Florida Bancshares Inc. 1,071 2.83
Pro Forma 595 1.57
2 Three Shores Bancorp. Inc. 497 1.31
3 Villages Bancorp. Inc. 475 1.25
4 CNLBancshares Inc. 464 1.22
5 CenterState Banks 339 0.89
6 UniSouth Inc. 326 0.86
7 HomeBancorp Inc. 321 0.85
8 BANKshares Inc. 294 0.78
9 First Southern Bancorp Inc. 257 0.68
10 Citizens Bancorp of Oviedo Inc 202 0.53
Totals 37,888 100.00
Note: Includes banks headquartered in Florida
Deposit Data as of June 30, 2013
Source: SNL Financial LLC
4
th
largest Florida-based bank 2
nd
largest Florida-based bank

Summary of Transaction Terms
Acquiror: CenterState Banks, Inc. (NASDAQ: CSFL)
Target: First Southern Bancorp, Inc. (OTCQB: FSOF)
Transaction Value
(1)
: $189.5 million
Consideration Mix
(1) (2)
: 50% Stock / 50% Cash
Consideration Per Share
(1) (2)
: $6.00
Per Share Consideration: 0.3 shares of CSFL stock and $3.00 cash
Price / Tangible Book Value (%)
(1) (2) (3)
: 96.2%
Capital Raise:
No additional capital required to complete the
transaction
Board Seats: None committed
Required Approvals:
Customary regulatory approval and approval of CSFL
and FSOF shareholders
Expected Closing: Q3 2014
Note: Financial data as of December 31, 2013
(1) Based on CSFL’s closing price of $10.00 ended January 29, 2014
(2) Based on 31.6 million FSOF fully diluted shares outstanding and full conversion of preferred shares
(3) Assumes reversal of deferred tax asset

Immediately Accretive to Tangible Book Value (1.4% Accretive)
Low Double-Digit EPS Accretion Fully Phased-In (2015: 10.3% Accretive)
High Teens Internal Rate of Return (19.5%)
Strong Pro Forma Capital Ratios
Transaction Impact
Financial Impact
Capital Ratios
(1) Per CSFL Management (pro forma for Gulfstream merger)
Pro Forma
(1)
Pro Forma at Close
TCE / TA 8.7% 8.5%
Tier 1 Leverage 9.5% 9.2%
Total Risk-Based Ratio 16.4% 14.8%

Transaction Assumptions
Cost Savings:
• 46% cost savings fully phased-in
• $16.0 million in pre-tax savings in 2015
Merger Related Expenses
(1)
: • $4.6 million after-tax
Credit mark
(2)
:
• Gross credit mark to loans of $28.9 million
(3)
• 10.2% mark on covered loans
• 2.5% mark on non-covered loans
• Gross credit mark to OREO of $8.1 million
• 25% mark to OREO
Revenue Synergies: • None assumed
Core Deposit Intangible:
• 1.25% of transaction accounts amortized at 150% declining
balance over 10 years
First Southern Preferred Equity:
• Assumes conversion of First Southern’s preferred equity into common stock prior to closing
(1) CSFL’s merger related expenses assumed to be $4.6 million; total after-tax merger related expenses assumed to be $11.9 million
(2) Based on financial data at November 30, 2013
(3) Gross credit mark on book balance

Cost Savings Assumptions
Source: CSFL Management, FSOF Management
Cost Cost
2013 Savings Savings
($mm) (%) ($mm)
Salaries & Benefits $16.2 51% $8.2
Occupancy 4.1 66% 2.7
Professional & Legal 2.2 77% 1.7
Data Processing 2.1 48% 1.0
Credit 4.5 11% 0.5
Other 5.6 34% 1.9
    Total Expenses $34.7 46% $16.0

Comprehensive review process for First Southern’s loans and OREO portfolios
• Credit team reviewed 82% of the dollar balance of First Southern’s loan portfolio
• Completed due diligence on 28 banks since 2008 – all acquired banks are outperforming their initial marks
29% of First Southern’s portfolio is covered by loss share agreements and has already been marked
• First Commercial purchased in January 2011 with day 1 mark of 32%
• Haven Trust purchased in September 2010 with day 1 mark of 24%
• CSFL is marking covered loans 10.2% ($19.3 million) and legacy loans 2.5% ($9.7 million)
Diligence Highlights
Credit Due Diligence
Note: Financial data as of November 30, 2013
Source: CSFL Management, FSOF Management
13.8%
10.6%
9.3%
8.0%
5.2%
2.8%
1.1%
1.0%
0.4%
0.0%
5.0%
10.0%
15.0%
Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13
Non-Covered Portfolio: NPAs / Loans + OREO

Concluding Thoughts
Complements our existing franchise and leadership teams
Financially beneficial to our shareholders with minimal risk
Immediately accretive to tangible book value and operating earnings per share
Significant Orlando MSA presence with natural South Florida extension
Creates a $4 billion asset Florida-based community bank

Appendix

Jacksonville
Live Oak
Perry
301
Gainesville
Cross City
Ocala
Ocala National Forest
Daytona Beach
Port Orange
Beverly Hills
75
Sanford
Pine Hills
Orlando
Merritt Island
Spring Hill
Kissimmee
Lakeland
Clearwater
Tampa
Palm Bay
Winter Haven
St Petersburg
95
Sebring
Fort Pierce
Sarasota
Port St Lucie
North Port
Port Charlotte
Lake Okeechobee
West Palm Beach
Belle Glade
Cape Coral
Boynton Beach
East Naples
Fort Lauderdale
Hollywood
Pembroke Pines
Hialeah

CenterState BANKS, INC.

First Southern Bancorp

First Southern Bancorp, Inc. Highlights
Note: Data as of December 31, 2013; capital ratios assume conversion of preferred shares
Source: FSOF Management and SNL Financial LLC
Founded – 1987
Significant Excess Capital
• 16.2% TCE / TA
FDIC Acquisitions
• Haven Trust Bank Florida
• September 2010
• $115 million of loans
• Loss Share Tranches: 70% - 0% - 70%
• First Commercial Bank of Florida
• January 2011
• $467 million of loans
• Loss Share Tranches: 70% - 30% - 75%
Branches – 17
Company Highlights
Total Assets - $1,093 million
Gross Loans - $635 million
Total Deposits - $883 million
Financial Highlights
• West Palm Beach – Fort Lauderdale MSA
• Orlando MSA
• Jacksonville MSA
• Headquarters in Boca Raton, FL
• Branches in:

Consumer & Other 3%
C&D 5%
Resi RE 33%
CRE 45%
C&I 14%

C&D 5%
Consumer & Other 0%
C&I 4%
Resi RE 12%
CRE 79%

Consumer & Other 2%
C&D 4%
Resi RE 28%
CRE 54%
C&I 12%

CenterState BANKS, INC.

First Southern Bancorp

Pro Forma Loan Composition
(1) Pro forma for Gulfstream acquisition excluding purchase accounting adjustments
(2) Excludes purchase accounting adjustments
Source: CSFL Management, FSOF Management
CSFL Loan Composition FSOF Loan Composition Pro Forma Loan Composition
MRQ CSFL Yield on Loans: 5.79%
MRQ FSOF Yield on Loans: 5.41%
Dollars in thousands
For the period ended December 31, 2013 Pro Forma CSFL
(1)
FSOF Pro Forma (2)
Real Estate - Residential $613,500 33.2% $77,826 12.2% $691,326 27.8%
Real Estate - Commercial 833,185 45.0 502,095 79.0 1,335,280 53.7
Real Estate - Land, Development, & Construction 83,240 4.5 30,276 4.8 113,516 4.6
Commercial & Industrial 267,740 14.5 24,582 3.9 292,322 11.8
Consumer & Other 52,804 2.9 713 0.1 53,517 2.2
Gross Loans & Leases $1,850,468 100.0% $635,492 100.0% $2,485,960 100.0%

Pro Forma Deposit Composition
(1) Pro forma for Gulfstream acquisition excluding purchase accounting adjustments
(2) Excludes purchase accounting adjustments
Source: CSFL Management, FSOF Management
MRQ CSFL Cost of Deposits: 0.26%
CSFL Deposit Composition FSOF Deposit Composition
MRQ FSOF Cost of Deposits: 0.47%
Pro Forma Deposit Composition
Dollars in thousands
For the period ended December 31, 2013
Pro Forma CSFL
(1)
FSOF
Pro Forma
(2)
Non-Interest Bearing DDA $815,590 32.3% $204,639 23.2% $1,020,229 29.9%
NOW, Money Market, and Savings 1,240,293 49.1 428,738 48.6 1,669,031 49.0
Time Deposits 469,294 18.6 249,355 28.2 718,649 21.1
Total Deposits $2,525,178 100.0% $882,732 100.0% $3,407,910 100.0%
Non
Interest
Bearing
DDA
32%
NOW,
Money
Market,
and
Savings
49%
Time
Deposits
19%
Non
Interest
Bearing
DDA
23%
NOW,
Money
Market,
and
Savings
49%
Time
Deposits
28%
Non
Interest
Bearing
DDA
30%
NOW,
Money
Market,
and
Savings
49%
Time
Deposits
21%

Jacksonville
Jacksonville Beach
Gainesville
Orlando
Clearwater
St Petersburg
Cape Coral
Fort Myers
Fort Lauderdale
Hollywood
Hialeah

CenterState
BANKS, INC.

First Southern Bancorp

Improving Market Demographics
17.1%
14.4%
16.4%
10.0%
12.5%
15.0%
17.5%
20.0%
CSFL FSOF Pro Forma
3.38%
3.59%
3.44%
3.00%
3.25%
3.50%
3.75%
CSFL FSOF Pro Forma
Projected Population Growth
(1)
Note: CSFL pro forma for Gulfstream acquisition; data is deposit weighted by county as of June 30, 2013
(1) Projected growth from 2012 – 2017
Source: SNL Financial LLC
$50,299
$56,409
$51,887
$45,000
$50,000
$55,000
$60,000
CSFL FSOF Pro Forma
Projected Median HHI Growth
(1)
Projected 2017 Median HHI
CSFL (52 branches)
FSOF (17 branches)

Investor Contacts
Ernie Pinner
Chairman & Chief Executive Officer
John Corbett
Executive Vice President /
Bank – President & Chief Executive Officer
Jim Antal
Senior Vice President & Chief Financial Officer
Steve Young
Treasurer /
Bank – Chief Operating Officer
Holding Company Headquarters in Davenport, FL – (863) 419-7775
Bank Headquarters in Winter Haven, FL – (863) 294-6383